UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684               57-1199010
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(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)         Identification No.)

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1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania        19148
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

         Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 3, 2005, SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank") announced the appointment of Ms. Pamela M. Cyr as president and chief executive officer of the Company and of the Bank.

         Pamela M. Cyr was most recently the Executive Vice President and Chief Risk Officer/Chief Financial Officer of Susquehanna Patriot Bank, which she joined in January 2004. Prior to that, she was the Senior Vice President and Chief Financial Officer of Thistle Group Holdings, Co. and Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004. She joined Thistle in September 1998 as Director of Investor Relations. Before that, Ms. Cyr was the Controller of Commerce Capital Markets from1995 to 1998 and a Manager in the financial services group of Deloitte & Touche LLP from 1989 to 1995. Ms. Cyr is a certified public accountant.

         Joseph Sidebotham, Sr., Executive Vice President, Chief Financial Officer and Controller of the Company and of the Bank, will continue to act as the interim President and Chief Executive Officer of the Company and of the Bank, until Ms. Cyr's effective employment date, which is anticipated to be March 28, 2005.

         Statements contained in this Form 8-K that are not historical facts contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Forward-looking statements are based on the Company's beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. There is no assurance that these beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized.

         A copy of the press release announcing the appointment is included with this Form 8-K as an exhibit.

         Item 9.01  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99-- Press Release dated March 3, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SE FINANCIAL CORP.


Date: March 3, 2005               By: /s/Marcy C. Panzer
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                                      Marcy C. Panzer
                                      Chairman of the Board